                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 29, 1999
                   ------------------------------------------
                Date of Report (Date of earliest event reported)


                             AMKOR TECHNOLOGY, INC.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                   ------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-29472                                           23-1722724
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                              1345 Enterprise Drive
                             West Chester, PA 19380
                                 (610) 431-9600
                   ------------------------------------------
                    (Address of Principal Executive Offices)


                   ------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

     On November 29, 1999, Amkor Technology, Inc. ("Amkor") issued a press release (attached hereto as Exhibit 99.1) announcing that Amkor has entered negotiations with Anam Semiconductor, Inc. ("ASI") to acquire ASI's three remaining packaging and test facilities, known as K1, K2 and K3, located in Korea.

     Amkor also announced in the press release that it has signed a definitive agreement with a group of international investors who will invest $410 million in new private equity capital if Amkor proceeds with the acquisition of K1, K2 and K3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMKOR TECHNOLOGY, INC.



                                        By: /s/ Kenneth T. Joyce
                                           -------------------------------------
                                           Kenneth T. Joyce
                                           Chief Financial Officer

                                           Dated: November 30, 1999

                   ==========================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    EXHIBITS
                                       TO

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                   ------------------------------------------
                             AMKOR TECHNOLOGY, INC.
                   ------------------------------------------




                   ==========================================

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------
 99.1          Press release dated November 29, 1999.